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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 31, 2008

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

                Georgia                   0-23340                62-0342590
---------------------------------- ------------------------ --------------------
        (State of Incorporation)     (Commission File           (IRS Employer
                                           Number)           Identification No.)



            504 Thrasher Street,
             Norcross, Georgia                                 30071
---------------------------------------------           ------------------------
  (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On October 31, 2008, the Board of Directors of Rock-Tenn Company ("RockTenn" or the "Corporation") approved and adopted amendments to RockTenn's Bylaws in the form of Amended and Restated Bylaws, which became effective on October 31, 2008 (the "Bylaws"). The amendments, among other matters, provide:

o in Article I, Section 2. "Special Meetings", that for business to be brought before a special meeting, the Bylaws' notice of meeting procedures must be followed and, further, the Chairman will determine whether a proposal was made in accordance with the Bylaws' procedures;

o    in Article I, Section 7. "Notice of Shareholder Business",

     o that a shareholder who wishes to bring business before the annual meeting of shareholders must (i) be a shareholder of record at the time of giving of notice and at the time of the meeting, and (ii) be entitled to vote at the meeting;

     o that to be timely, a shareholder's notice must be delivered to the Secretary of the Corporation not less than ninety (90) days and not more than one hundred twenty (120) days before the first anniversary of the preceding year's annual meeting of shareholders; provided, however, that if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before that anniversary date and ends thirty (30) days after that anniversary date, the shareholder's notice must be delivered by the later of (a) the tenth day following the Public Announcement (as defined in the Bylaws) of the date of the annual meeting or (b) the date which is ninety (90) days before the date of the annual meeting;

     o that to be in proper written form (and, therefore, for the proposal to be eligible for consideration at the meeting), a shareholder's notice must set forth all of the information and representations required by the Bylaws, including information about the shareholder proponent, the shareholder's stock ownership, including hedging, derivative, short or other economic interests, and a description of all arrangements or understandings between the shareholder or any other person or entity in connection with the proposal, which information must be updated and supplemented, if necessary, as required by the Bylaws; and

o    in Article I, Section 8. "Notice of Shareholder Nominees",

     o that a shareholder who wishes to nominate persons for election to the Board of Directors must be a shareholder of record at the time of giving of notice and at the time of the meeting;

     o that to be timely, a shareholder's notice must be delivered to the Secretary of the Corporation (i) in the case of a special meeting, not earlier than one hundred twenty (120) days before the special meeting and not later than the close of business on the later of the ninetieth day before the special meeting or the tenth day following the Public Announcement of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, or (ii) in the case of an annual meeting, not less than ninety (90) days and not more than one hundred twenty (120) days before the first anniversary of the preceding year's annual meeting of shareholders; provided, however, that if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before that anniversary date and ends thirty (30) days after that anniversary date, the shareholder's notice must be delivered by the later of (a) the tenth day following the day of the Public Announcement of the date of the annual meeting or (b) the date which is ninety (90) days before the date of the annual meeting;

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     o    that to be in proper form (and, therefore, for the proposed nominee to eligible for consideration at the meeting), the shareholder's notice must set forth all of the information and representations required by the Bylaws, including information about the shareholder and the proposed nominee, their stock ownership, including hedging, derivative, short or other economic interests, and a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or entity pursuant to which the nomination(s) are to be made by the shareholder, which information must be updated and supplemented, if necessary, as required by the Bylaws; and

     o that only in the case of an annual meeting, if the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days before the first anniversary of the preceding year's annual meeting, a shareholder's notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary of the Corporation not later than the close of business on the tenth day following the Public Announcement.

In addition, the amendments clarify that a shareholder must also comply with the applicable requirements of the Exchange Act; however, the references in the Bylaws to the Exchange Act are not intended to limit the requirements of the Bylaws and, further, the Bylaws will not affect shareholders' rights pursuant to Rule 14a-8 of the Exchange Act.

The amendments also amend Article II, Sections 4 and 5 to permit notice of meetings of Directors to be given by any means permitted by the Georgia Business Corporation Code at least two days before the meeting and expand written consents to allow for electronic transmissions and electronic signatures.

The foregoing description of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit
3.1 hereto and incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

  (d)    Exhibits

   3.1   Bylaws of Rock-Tenn Company (Amended and Restated as of
         October 31, 2008).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2008
                                    ROCK-TENN COMPANY


                                     By    /s/ Robert B. McIntosh
                                          --------------------------------------
                                          Name:  Robert B. McIntosh
                                          Title:  Senior Vice President, General
                                          Counsel and Secretary